SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 22, 2009

Date of Report

May 22, 2009

(Date of earliest event reported)

Framewaves, Inc.

(Exact name of registrant as specified in its charter)

Nevada	33-2783-S	82-0404220
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1981 East 4800 South, Suite 100

Salt Lake City, UT  84117

 (Address of principal executive offices, including zip code)

(801) 272-9294

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 22, 2009, the Company accepted the resignation of Dianne Hatton-Ward as vice-president and director of the Company.  Ms. Hatton-Ward cited other commitments are such that she can no longer devote her attention and energy to the affairs of the Company and stated she had no issues or disagreements with the Company or its management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2009

FRAMEWAVES, INC.

/s/ Thomas A. Thomsen

Thomas A. Thomsen, President

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